SUPPLEMENT TO THE PROSPECTUSES
OF
WELLS FARGO ADVANTAGE SPECIALTY FUNDS

I. Wells Fargo Advantage Precious Metals Fund (the "Fund")

The table entitled "Fund Management" in the Summary section and the table in "The Sub-Advisers and Portfolio Managers" of the Fund's prospectuses are revised to reflect the fact that Michael Bradshaw, CFA, has been managing the Fund since 2007.

II. Wells Fargo Advantage Specialized Technology Fund (the "Fund")

The table entitled "Fund Management" in the summary section of the Fund's prospectuses is revised to reflect the fact that Huachen Chen, CFA, has been managing the Fund since 2004.

December 15, 2011	SFAM121/P403SP